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                                                                   EXHIBIT 10.22


                               AMENDMENT NO. 1 TO
                              CONSULTING AGREEMENT

     This Amendment No. 1 to Consulting Agreement (this "Amendment") by and between John (Ian) Giffen ("Consultant") and Macromedia, Inc., a Delaware corporation ("Macromedia"), with regard to that certain Consulting Agreement, dated as of February 1, 1998, between Consultant and Macromedia (the "Agreement"), shall be effective as of March 31, 2000 (the "Effective Date").

                                    RECITALS

     WHEREAS, Macromedia and Consultant entered into the Agreement pursuant to which Consultant has provided certain consulting services to Macromedia; and

     WHEREAS, Macromedia and Consultant desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, provisions and covenants contained in the Agreement, the parties hereby agree, pursuant to Section 10(f) of the Agreement, as follows:

     Section 1. Amendment to the Agreement. As of the Effective Date, the Agreement is amended as set forth in this Section 1.

          1.1. Section 1(a): Section 1(a) of the Agreement is amended by deleting in its entirety the phrase "spend approximately three days per month on site at the Company in San Francisco, attend (in person or by telephone) all Company board and audit committee meetings," in the second sentence thereof.

          1.2 Section 1(b): Section 1(b) of the Agreement is amended by deleting in its entirety the phrase "occupy approximately 30% of Consultant's available working hours during the Consultancy Period" in the second sentence thereof and replacing it with the phrase "require Consultant to spend approximately three days per month".

          1.3 Section 1(c): Section 1(c) of the Agreement is amended by deleting in its entirety the phrase "3 years" in the first sentence thereof and replacing it with the phrase "6 years".

          1.4 Section 1(d): Section 1(d) of the Agreement is amended by deleting in its entirety the phrase "during the Consultancy Period" in the first sentence thereof and replacing it with the phrase "from the Effective Date until March 31, 2000, and Four Thousand One Hundred Sixty Seven U.S. dollars ($4,167.00 U.S.) on the first day of each month from April 1, 2000 until the end of the Consultancy Period"

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     Section 2. No Effect on Remaining  Provisions.  Except as amended by this
Amendment,  the provisions of the Agreement  remain in full force and effect.

     Section 3. Miscellaneous Provisions.

          3.1 This Amendment may be executed in one or more counterparts each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same Amendment.

          3.2 This Amendment shall be governed by, and construed in accordance with, the laws of the State of California without reference to its choice of law rules.

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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the Effective Date.

                                JOHN (IAN) GIFFEN



                                (signature)
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                                Name
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                                Title
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                                MACROMEDIA, INC.



                                By (signature)
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                                Name
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                                Title
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           [Signature page to Amendment No. 1 to Consulting Agreement]